Exhibit 10.1

PURCHASE AGREEMENT

$500,000,000

R.J. REYNOLDS TOBACCO HOLDINGS, INC.

$300,000,000 6.500% Secured Notes due 2010

$200,000,000 7.300% Secured Notes due 2015

guaranteed by

the Guarantors listed on Schedule 1 hereto

Purchase Agreement

June 22, 2005

Citigroup Global Markets Inc.
     388 Greenwich Street
     New York, New York 10013

J.P. Morgan Securities Inc.
     270 Park Avenue
     New York, New York 10017

As Representatives of the
several Initial Purchasers listed
in Schedule 2 hereto

Ladies and Gentlemen:

     R.J. Reynolds Tobacco Holdings, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Initial Purchasers listed in Schedule 2 hereto (the “Initial Purchasers”), for whom you are acting as representatives (the “Representatives”), $300,000,000 principal amount of its 6.500% Secured Notes due 2010 (the “2010 Notes”) and $200,000,000 principal amount of its 7.300% Secured Notes due 2015 (the “2015 Notes” and together with the 2010 Notes, the “Securities”). The Securities will be issued pursuant to an Indenture dated as of May 20, 2002, as amended by a first supplemental indenture dated as of June 30, 2003, and a second supplemental indenture dated as of July 30, 2004 among the Company, Reynolds American Inc., a North Carolina corporation (“RAI”), the other Guarantors listed in Schedule 1 hereto (together with RAI, the “Guarantors”), and The Bank of New York, as trustee (the “Trustee”), and will be guaranteed by the Guarantors (the “Guarantee”).

     The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company and the Guarantors have prepared a preliminary offering memorandum dated June 21, 2005 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company, the Guarantors and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company and the Guarantors to the Initial Purchasers pursuant to the terms of this Agreement. The Company and the Guarantors hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum. References herein to the Preliminary

Offering Memorandum and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein.

     Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

     The Company and the Guarantors hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

     1. Purchase and Resale of the Securities. (a) The Company and the Guarantors agree to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of the 2010 Notes and the 2015 Notes set forth opposite such Initial Purchaser’s name in Schedule 2 hereto at a price equal to 98.601% of the principal amount of the 2010 Notes and 98.346% of the principal amount of the 2015 Notes, in each case, plus accrued interest, if any, from June 29, 2005 to the Closing Date. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

     (b) The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

     (i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

     (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

     (iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

     (A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

     (B) in accordance with the restrictions set forth in Annex A hereto.

     (c) Each Initial Purchaser acknowledges and agrees that the Company and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(f), 5(g), 5(h) and 5(i), counsel for the Company and the Guarantors, McDara P. Folan, III, Senior Vice President, Deputy General Counsel and Secretary of RAI and Senior Vice President and Secretary of the Company, special counsel for the Company and the Guarantors, and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b)(iii)(B) above (including Annex A hereto), and each Initial Purchaser hereby consents to such reliance.

     (d) The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

     2. Payment and Delivery. (a) Payment for and delivery of the Securities will be made at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017 at 10:00 A.M., New York City time, on June 29, 2005, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

     (b) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representatives against delivery to the nominee of The Depository Trust Company, for the account of the Initial Purchasers, of one or more global notes representing each of the 2010 Notes and the 2015 Notes (collectively, the “Global Notes”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Notes will be made available for inspection by the Representatives not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

     3. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:

     (a) Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and each of the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company and the Guarantors in writing by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum.

     (b) Incorporated Documents. Except for the annual report on Form 10-K for the year ended December 31, 2004, prior to its amendment, the documents incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c) Financial Statements. The financial statements and the related schedules and notes thereto included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of RAI and its subsidiaries, as of the dates indicated and the results of operations and the changes in cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; and the other financial information included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum has been derived from the accounting records of RAI and its subsidiaries, and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Preliminary Offering Memorandum and the Offering Memorandum.

     (d) No Material Adverse Change. There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the financial condition or results of the operations of RAI and its subsidiaries, taken as a whole, from that set forth in the Preliminary Offering Memorandum and the Offering Memorandum.

     (e) Organization and Good Standing. The Company and each Guarantor (other than RJR Packaging) have been duly incorporated, are validly existing and in good standing under the laws of their respective jurisdictions of organization, have the corporate power and authority to own property and to conduct their respective businesses as described in the Preliminary Offering Memorandum and the Offering Memorandum and are duly qualified to transact business and are in good standing in each jurisdiction in which the conduct of their respective business or their respective ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of RAI and its subsidiaries, taken as a whole or on the performance by the Company and the Guarantors of their obligations under the Securities and the Guarantee (a “Material Adverse Effect”). RJR Packaging is duly formed, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has the limited liability company power and authority to conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

     (f) Capitalization. RAI has an authorized capitalization as set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of the Company and each other subsidiary of RAI have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares and except as otherwise described in the Offering Memorandum) and are owned directly or indirectly by RAI, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (except as otherwise described in the Offering Memorandum).

     (g) Due Authorization. The Company and the Guarantors have full right, power and authority to execute and deliver this Agreement, the Securities (including each related Guarantee), the Exchange Securities, and the Registration Rights Agreement (collectively, the “Transaction Documents”) and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents by the Company and the Guarantors and the consummation of the transactions contemplated thereby has been duly and validly taken.

     (h) The Indenture. The Indenture has been duly authorized, executed and delivered by the Company and the Guarantors and constitutes a valid and legally binding agreement of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

     (i) The Securities and the Guarantee. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; the Guarantee contained in the Indenture, assuming (i) the taking of all necessary corporate action to approve the issuance and terms of the Guarantee and related matters by the Board of Directors of each of the Guarantors, a duly constituted and acting committee of such Board or duly authorized officers of each of the Guarantors or in the case of RJR Packaging, the sole member, (ii) the due execution, authentication, issuance and delivery of the Securities underlying the Guarantee upon payment for and delivery of the Securities in accordance with this Agreement and (iii) the due execution, delivery and issuance of the Guarantee, will constitute the valid and legally binding obligation of each of the Guarantors enforceable against each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and entitled to the benefits of the Indenture.

     (j) The Exchange Securities. On the Closing Date, the Exchange Securities will have been duly authorized by the Company and each related Guarantee will have been duly authorized by the respective Guarantor thereof and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and the Guarantors, as guarantors, enforceable against the Company and the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

     (k) Purchase and Registration Rights Agreements. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors; and the Registration Rights Agreement has been duly authorized by the Company and the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

     (l) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum.

     (m) No Violation or Default. None of the Company, RAI or any of its subsidiaries is (i) in violation of its charter, by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, RAI or any of its subsidiaries is a party or by which the Company, RAI or any of its subsidiaries is bound or to which any of the property or assets of the Company, RAI or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

     (n) No Conflicts. The execution, delivery and performance by the Company and the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or, except as contemplated by the Transaction Documents, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, RAI or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, RAI or any of its subsidiaries is a party or by which the Company, RAI or any of its subsidiaries is bound or to which any of the property or assets of the Company, RAI or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter, by-laws or similar organizational documents of the Company, RAI or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

     (o) No Consents Required. Assuming the accuracy of the Initial Purchasers’ representations and warranties contained herein and their compliance with the agreements herein, no consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and RAI of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantee) and compliance by the Company and RAI with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (ii) with respect to the Exchange Securities (including the related guarantee) under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

     (p) Legal Proceedings. There are no legal or governmental proceedings pending or, to the best of the Company’s knowledge, threatened to which the Company, RAI or any of its subsidiaries is or may be a party or to which any of their properties is subject other than proceedings accurately described in all material respects in, or incorporated by reference into, the Preliminary Offering Memorandum and the Offering Memorandum and proceedings that would not have a Material Adverse Effect on the power or ability of the Company or any Guarantor to perform its obligations under the Transaction Documents or to consummate the transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum.

     (q) Environmental Laws. The Company and each of the Guarantors (i) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except as described in the Preliminary Offering Memorandum and the Offering Memorandum and except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect, except as described in the Preliminary Offering Memorandum and the Offering Memorandum.

     (r) Independent Accountants. KPMG LLP, who has certified certain financial statements of RAI and its subsidiaries, is an independent registered public accounting firm with respect to RAI and its subsidiaries as required by the Securities Act.

     (s) Investment Company Act. None of the Company, RAI or any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

     (t) No Broker’s Fees. None of the Company, RAI or any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

     (u) Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

     (v) No Integration. None of the Company, any Guarantor or any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

     (w) No General Solicitation or Directed Selling Efforts. None of the Company, any Guarantor or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

     (x) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex A hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

     (y) No Stabilization. Neither the Company nor any Guarantor has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

     (z) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

     4. Further Agreements of the Company and the Guarantors. The Company and the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

     (a) Delivery of Copies. The Company and the Guarantors will deliver to the Initial Purchasers as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (including all amendments and supplements thereto) as the Representatives may reasonably request.

     (b) Amendments or Supplements. Before making or distributing any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company and the Guarantors will furnish to the Representatives and counsel for the Initial Purchasers a copy of the proposed amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed amendment or supplement or file any such document with the Commission (unless so required by law) to which the Representatives reasonably object.

     (c) Notice to the Representatives. The Company and the Guarantors will advise the Representatives promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company or the Guarantors of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company and the Guarantors will use their reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will use their reasonable best efforts to obtain as soon as possible the withdrawal thereof.

     (d) Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company and the Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, file with the Commission any document to be incorporated by reference therein and furnish to the Initial Purchasers, and to such dealers as the Representatives may designate, such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (or including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

     (e) Blue Sky Compliance. The Company and the Guarantors will cooperate with the Initial Purchasers to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor any Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

     (f) Clear Market. During the period from the date hereof through and including the Closing Date, the Company and the Guarantors will not, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or the Guarantors and having a tenor of more than one year.

     (g) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Offering Memorandum under the heading “Use of Proceeds.”

     (h) Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and the Guarantors will, during any period in which any Guarantor is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

     (i) DTC. The Company and the Guarantors will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”).

     (j) No Resales by the Company and the Guarantors. Until the issuance of the Exchange Securities, the Company and the Guarantors will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company, the Guarantors or any of their affiliates and resold in a transaction registered under the Securities Act.

     (k) No Integration. None of the Company, any Guarantor or any of their affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

     (l) No General Solicitation or Directed Selling Efforts. None of the Company, any Guarantor or any of its affiliates or any other person acting on their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

     (m) No Stabilization. Neither the Company nor any Guarantor will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

     (n) Filing of Exchange Act Documents. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

     5. Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

     (a) Representations and Warranties. The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

     (b) No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or the Guarantors by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any Guarantor or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

     (c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in the Offering Memorandum (excluding any amendment or supplement thereto or any document filed with the Commission after the date hereof and incorporated by reference therein) and the effect of which in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

     (d) Officer’s Certificate. The Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company and of each of the Guarantors who has specific knowledge of the Company’s or such Guarantor’s financial matters and is satisfactory to the Representatives (i) confirming that such officer has carefully reviewed the Offering Memorandum and, to the best knowledge of such officer, the representation set forth in Section 3(a) hereof is true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above (such officer need not certify as to the judgment of the Representatives with respect to paragraph (c) above).

     (e) Comfort Letters. On the date of this Agreement and on the Closing Date, each of KPMG LLP and Deloitte & Touche LLP shall have furnished to the Representatives, at the request of the Company and the Guarantors, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

     (f) Opinion of Counsel for the Company and the Guarantors. Kilpatrick Stockton LLP, counsel for the Company and the Guarantors, shall have furnished to the Representatives, at the request of the Company and the Guarantors, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex B hereto.

     (g) Opinion of McDara P. Folan, III. McDara P. Folan, III, Senior Vice President, Deputy General Counsel and Secretary of RAI and Senior Vice President and Secretary of the Company, shall have furnished to the Representatives, at the request of the Company and the Guarantors, his written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex C hereto.

     (h) Opinion of Special Counsel for the Company and the Guarantors. Womble Carlyle Sandridge & Rice, special counsel for the Company and the Guarantors, shall have furnished to the Representatives, at the request of the Company and the Guarantors, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex D hereto.

     (i) Opinion of Counsel for the Initial Purchasers. The Representatives shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Initial Purchasers, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

     (j) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantee; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantee.

     (k) Good Standing. The Representatives shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and the Guarantors in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

     (l) Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and of each Guarantor.

     (m) DTC. The Securities shall be eligible for clearance and settlement through DTC.

     (n) Additional Documents. On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

     All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

     6. Indemnification and Contribution.

     (a) Indemnification of the Initial Purchasers. The Company and the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all reasonable losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company and the Guarantors in writing by such Initial Purchaser through the Representatives expressly for use therein; provided, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Initial Purchaser and any such loss, claim, damage or liability of or with respect to such Initial Purchaser results from the fact that both (i) a copy of the Offering Memorandum (excluding any documents incorporated by reference therein) was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (ii) the untrue statement in or omission from such Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company and the Guarantors with the provisions of Section 4 hereof.

     (b) Indemnification of the Company and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors and their respective directors and officers and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company and the Guarantors in writing by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto); it being understood that the only such information consists of the following: the fourth sentence of the tenth paragraph under the heading “Plan of Distribution” and the eleventh, thirteenth and fifteenth paragraphs under the heading “Plan of Distribution.”

     (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred upon the receipt by the Indemnifying Person of an invoice therefor. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred upon the receipt by the Indemnifying Person of an invoice therefor. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by the Representatives and any such separate firm for the Company, the Guarantors and any control persons of the Company and the Guarantors shall be designated in writing by the Company and the Guarantors. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

     (d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) Limitation on Liability. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with any such action or claim subject to the receipt by the Indemnifying Person of an invoice therefor. Notwithstanding the provisions of this Section 6, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

     (f) Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

     7. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Guarantors, if after the execution and delivery of this Agreement and prior to the Closing Date (a) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (b) trading of any securities issued or guaranteed by the Company or the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (c) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (d) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

     8. Defaulting Initial Purchaser. (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company and the Guarantors on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company and the Guarantors shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company and the Guarantors may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the

Company and the Guarantors or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company and the Guarantors agree to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 2 hereto that, pursuant to this Section 8, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company and the Guarantors as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company and the Guarantors shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company and the Guarantors as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company and the Guarantors shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 8 shall be without liability on the part of the Company or the Guarantors, except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

     (d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

     9. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Company and the Guarantors in connection with any “road show” presentation to potential investors.

     (b) If (i) this Agreement is terminated pursuant to Section 7, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement other than pursuant to Section 8, the Company and the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the reasonable fees and expenses of their counsel upon the receipt by the Company of an invoice therefor) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

     10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

     11. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers.

     12. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; (d) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (e) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

     13. Miscellaneous. (a) Authority of the Representatives. Any action by the Initial Purchasers hereunder may be taken by Citigroup Global Markets, Inc. or J.P. Morgan Securities Inc. on behalf of the Initial Purchasers, and any such action taken by Citigroup Global Markets, Inc. or J.P. Morgan Securities Inc. shall be binding upon the Initial Purchasers.

     (b) Notices. All such notices and communications hereunder shall be in writing and shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Notices to the Initial Purchasers shall be given to the Representatives c/o Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Telecopy No.: (212) 723-8971, Attention: Thomas Reader, Director and c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Telecopy No.: (212) 834-6702, Attention: Maria Sramek, Managing Director. Notices to the Company and the Guarantors shall be given to them at R.J. Reynolds Tobacco Holdings Inc., 401 North Main Street, Winston-Salem, North Carolina 27102, Telecopy No.: (336) 741-2998, Attention: General Counsel.

     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

     (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

     (f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

R.J. REYNOLDS TOBACCO HOLDINGS, INC.

By	/s/ Daniel A. Fawley

Title: SVP and Treasurer

REYNOLDS AMERICAN INC. AS GUARANTOR

By	/s/ Daniel A. Fawley

Title: SVP and Treasurer

RJR ACQUISITION CORP., as GUARANTOR

By	/s/ McDara P. Folan, III

Title: VP and Assistant Secretary

R. J. REYNOLDS TOBACCO COMPANY, as Guarantor

By	/s/ Daniel A. Fawley

Title: SVP and Treasurer

R. J. REYNOLDS TOBACCO CO., as Guarantor

By	/s/ Daniel A. Fawley

Title: VP and Treasurer

RJR PACKAGING, LLC, as Guarantor

By	/s/ Daniel A. Fawley

Title: VP and Treasurer

FHS, INC., as Guarantor

By	/s/ Caroline M. Price

Title: President

GMB, INC., as Guarantor

By	/s/ Daniel A. Fawley

Title: Treasurer

BWT BRANDS, INC., as Guarantor

By	/s/ Daniel A. Fawley

Title: Treasurer

Accepted: June 22, 2005

CITIGROUP GLOBAL MARKETS, INC.

For itself and on behalf of the several Initial Purchasers listed in Schedule 2 hereto.

By	/s/ Brian D. Bednarski

Authorized Signatory

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the several Initial Purchasers listed in Schedule 2 hereto.

By	/s/ Maria Sramek

Vice President

Schedule 1

Guarantors

Reynolds American Inc., a North Carolina corporation

RJR Acquisition Corp., a Delaware corporation

R. J. Reynolds Tobacco Company, a North Carolina corporation

R. J. Reynolds Tobacco Co., a Delaware corporation

RJR Packaging, LLC, a Delaware corporation

FHS, Inc., a Delaware corporation

GMB, Inc., a North Carolina corporation

BWT Brands, Inc., a Delaware corporation

Schedule 2

Initial Purchasers

	Aggregate Principal	Aggregate Principal
	Amount of 2010	Amount of 2015
	Notes to be	Notes to be
Initial Purchaser	Purchased	Purchased
Citigroup Global Markets Inc.	$115,500,000	$77,000,000
J.P. Morgan Securities, Inc.	115,500,000	77,000,000
Lehman Brothers Inc.	22,500,000	15,000,000
Mizuho International plc	17,100,000	11,400,000
Scotia Capital (USA) Inc.	12,000,000	8,000,000
BNY Capital Markets, Inc.	8,700,000	5,800,000
Wachovia Capital Markets, LLC	8,700,000	5,800,000

Total	$300,000,000	$200,000,000